Section 302 Certifications

I, Robin C. Beery, certify that:

1.	I have reviewed this report on Form N-Q of Janus Aspen Series;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material factnecessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the schedules of investments included in this report fairly present in all material respects theinvestments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls andprocedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under oursupervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designedunder our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusionsabout the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during theregistrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of theregistrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reportingwhich are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant'sinternal control over financial reporting.

Date:  November 29, 2011

/s/ Robin C. Beery
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Section 302 Certifications

I, Jesper Nergaard, certify that:

1.	I have reviewed this report on Form N-Q of Janus Aspen Series;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material factnecessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the schedules of investments included in this report fairly present in all material respects theinvestments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls andprocedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under oursupervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designedunder our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusionsabout the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during theregistrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of theregistrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reportingwhich are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant'sinternal control over financial reporting.

Date: November 29, 2011

/s/ Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting
Officer of Janus Aspen Series (Principal Accounting Officer and Principal
Financial Officer)